UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2014 (April 30, 2014)

ARKANSAS BEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19969 (Commission File Number)	71-0673405 (IRS Employer Identification Number)

3801 Old Greenwood Road Fort Smith, Arkansas (Address of principal executive offices)	72903 (Zip Code)

Registrant’s telephone number, including area code:  (479) 785-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 1, 2014, Arkansas Best Corporation (the “Company”) will change its legal corporate name to ArcBest Corporation.  The name change will be effected through a short-form merger pursuant to Section 253 of the General Corporation Law of the State of Delaware by merging a wholly-owned subsidiary formed solely for the purpose of the name change, ArcBest Corporation, with and into the Company, with the Company as the surviving corporation in the merger.  The merger will have the effect of amending Article I of the Company’s Restated Certificate of Incorporation, as amended, to reflect the new legal name of the Company. A copy of the Certificate of Ownership and Merger, as filed with the Secretary of State of the State of Delaware is attached as Exhibit 3.1 to this report and incorporated herein by reference.  By its terms, the Certificate of Ownership and Merger will become effective at 12:01 a.m. Central time on May 1, 2014.

The merger and resulting name change will not in any way affect the rights of the Company’s security holders, creditors, customers, suppliers or other stakeholders. With the exception of the name change, there will be no changes to the Company’s Restated Certificate of Incorporation, as amended, or its bylaws.

Item 8.01 Other Events.

In connection with the Company’s name change to ArcBest Corporation, the Company’s common stock will begin trading under a new ticker symbol, “ARCB,” on the NASDAQ Global Select Market on May 1, 2014.

In addition, effective as of May 1, 2014, a new CUSIP number of 03937C 105 will be assigned to the Company’s common stock.

Outstanding stock certificates will not be affected by the name change; they will continue to be valid and need not be exchanged.

On April 30, 2014, the Company issued a press release announcing its name change from Arkansas Best Corporation to ArcBest Corporation effective May 1, 2014. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

3.1                               Certificate of Ownership and Merger, effective May 1, 2014, as filed on April 29, 2014 with the Secretary of State of the State of Delaware.

99.1                        Press Release of Arkansas Best Corporation, dated April 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANSAS BEST CORPORATION
(Registrant)

Date: April 30, 2014	/s/ Michael R. Johns
Michael R. Johns,
Vice President — General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Ownership and Merger, effective May 1, 2014, as filed on April 29, 2014 with the Secretary of State of the State of Delaware.
99.1	Press Release of Arkansas Best Corporation, dated April 30, 2014.